Derivative Instruments - Summary of contingent credit features (Details) - USD ($) $ in Thousands	Mar. 31, 2016		Dec. 31, 2015		Dec. 31, 2014
Derivative [Line Items]
Collateral posted to counterparty	$ 4,230	[1]	$ 0	[1]	$ 0
Contracts with downgrade provisions [Member]
Derivative [Line Items]
Aggregate fair value of derivative agreements with downgrade provisions in a net liability position	19,038		5,827		5,770
Collateral posted to counterparty	$ 600		$ 0		$ 0

[1]	Derivative instruments in an asset or liability position are included within Other assets or Other liabilities, respectively, in the balance sheets on a net basis where the Company has both a legal right of offset and the intention to settle the contracts on a net basis. The Company often enters into different types of derivative contracts with a single counterparty and these contracts are covered under netting agreements.